June 6, 2025

BNY Mellon Stock Funds

BNY Mellon International Core Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information in the first paragraph and supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services.

Thomas Wilson is the fund's primary portfolio manager, a position he has held since June 2025. Mr. Wilson is a portfolio manager for global, international and UK equity strategies at NIM.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Thomas Wilson is the fund's primary portfolio manager and is primarily responsible for managing the fund's portfolio. Mr. Wilson is a member of the Global Opportunities team and manages a selection of global and regional equity mandates, including Global Equity and International Equity strategies at Newton Investment Management Limited (NIM), and has been a primary portfolio manager of the fund since June 2025. He has been employed by NIM since September 2023. Prior to joining NIM, Mr. Wilson was a part of the specialist equity team at Insight Investment, where he was employed since 2018.

0720STK0625

June 6, 2025

BNY Mellon Stock Funds

BNY Mellon International Core Equity Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Thomas Wilson[1]	3	$521M	5	$2.37B	7	$2.4B

1 Because Mr. Wilson became a primary portfolio manager of BNYMICEF as of June 6, 2025, his information is as of April 30, 2025.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Thomas Wilson	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Thomas Wilson[1]	BNYMICEF	None

1 Because Mr. Wilson became a primary portfolio manager of BNYMICEF as of June 6, 2025, his information is as of April 30, 2025.

GRP3-SAISTK-0625